EXHIBIT 10.6

CAVAN MARITIME LIMITED

INVESTOR RIGHTS AGREEMENT

THIS INVESTOR RIGHTS AGREEMENT (the “Agreement”) is entered into as of [  ], 2005, between, Cavan Maritime Limited, a Marshall Islands corporation (the “Company”) and VOC Invest, Ltd., a Bahamian company (“Investor”).

RECITALS

WHEREAS, the Company is acquiring certain vessels from Affiliates of Investor in exchange for cash and certain shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), pursuant to that certain Asset Purchase Agreement (the “APA Agreement”), dated as August     , 2005, among the Company, Vanguard Ultramax LLC, a Marshall Islands limited liability company (“Vanguard”), Colas Orchid Ltd., a Bahamian company (“Colas”), and Clipper Bulk Shipping Ltd., a Bahamian company (“Clipper Bulk” and together with Vanguard and Colas the “Transferors”, and each individually, a “Transferor”));

WHEREAS, each Transferor named Investor as such Transferor’s nominee for the purpose of receiving such Transferor’s payment of shares of the Company’s Common Stock pursuant to the APA Agreement;

WHEREAS, in connection with the closing of the APA Agreement, the Company is closing its initial public offering (the “IPO”); and

WHEREAS, the Transferors obligations in the APA Agreement are conditioned upon the execution and delivery of this Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.                            GENERAL

1.1          Definitions.  As used in this Agreement the following terms shall have the following respective meanings:

“Affiliate(s)” means, with respect to any given person or entity other than a partnership or limited liability company, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity and with respect to a partnership, the partners of such partnership and with respect to a limited liability company, the members of such limited liability company.

“Closing Date” shall have the meaning ascribed to such term in the APA Agreement.

“Common Stock” shall have the meaning ascribed to such term in the first recital hereto.

“Demand Request” shall have the meaning ascribed to such term in Section 2.2(a).

“Designation Period” shall have the meaning ascribed to such term in Section 4.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Holder” means any person owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Section 2.9 hereof.

“Initiating Holders” shall have the meaning ascribed to such term in Section 2.2(a).

“Investor Designee” shall have the meaning ascribed to such term in Section 4.1(b).

“Investor Group” shall have the meaning ascribed to such term in Section 3.1.

“IPO” shall have the meaning ascribed to such term in the third recital hereto.

“Maintenance Update” shall have the meaning ascribed to such term in Section 2.2(e).

“Register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

“Permitted Assigns” shall have the meaning ascribed to such term in Section 5.2.

“Registrable Securities” means the shares of Common Stock issued, or to be issued, by the Company to the Investor as nominee of each Transferor, on each Closing Date, pursuant to the APA Agreement and any other securities issued or issuable with respect to or in exchange of any such shares, in each case subject to appropriate adjustment for any stock split, stock dividend, recapitalization, merger or other reorganization.  Notwithstanding the foregoing, Registrable Securities shall not include any securities (i) eligible to be sold into the public market without regard to volume limitations under Rule 144(k) promulgated under the Securities Act (or any successor rule), (ii) sold by a person to the public pursuant to Rule 144 under the Securities Act (or any successor rule), (iii) sold by a person to the public pursuant to a registration statement, or (iv) sold in a private transaction in which the transferor’s rights under Section 2 of this Agreement are not assigned.

“Registrable Securities then outstanding” means, as of a given time, the number of shares of Common Stock that are Registrable Securities and issued and outstanding.

“Registration Expenses” means all expenses incurred by the Company in complying with Sections 2.2 and 2.3 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, reasonable fees and disbursements of a single special counsel for the Holders, blue sky fees and expenses, including the fees and disbursements of blue sky counsel and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

“SEC” or “Commission” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Expenses” means all underwriting discounts and selling commissions applicable to the sale.

“Special Registration Statement” means a registration statement relating to any employee benefit plan or with respect to any corporate reorganization or other transaction under Rule 145 of the Securities Act.

“Transferor” or “Transferors” shall have the meaning ascribed to such terms in the first recital hereto.

“Violation” shall have the meaning ascribed to such term in Section 2.8(a).

“VOC Period” shall have the meaning ascribed to such term in Section 2.2(e).

“Wexford” means Wexford Capital LLC.

SECTION 2.                            RESTRICTIONS ON TRANSFER AND REGISTRATION.

2.1          Restrictions on Transfer.

(a)           Each Holder agrees not to make any disposition of all or any portion of the Registrable Securities unless and until:

(i)            There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(ii)           (A) The transferee has agreed in writing to be bound by the terms of this Agreement, (B) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act.

(b)           Each certificate representing Registrable Securities shall (unless otherwise permitted by the provisions of this Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER FEDERAL OR APPLICABLE STATE SECURITIES LAWS AND INSTEAD ARE BEING ISSUED PURSUANT TO EXEMPTIONS CONTAINED IN SAID LAWS.  THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE UNITED STATES OR TO U.S. PERSONS UNLESS (1) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S OF THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), (2) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES SHALL BE EFFECTIVE UNDER THE SECURITIES ACT, OR (3) CAVAN MARITIME LIMITED (THE “COMPANY”) SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT NO VIOLATION OF THE SECURITIES ACT OR SIMILAR STATE ACTS WILL BE INVOLVED IN SUCH TRANSFER.

The Company shall be obligated to reissue promptly unlegended certificates at the request of any Holder thereof if such Holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

2.2          Demand Registration.

(a)           Following the IPO and subject to the conditions of Section 2.10, if the Company shall receive a written request (the “Demand Request”) from Holders holding at least sixty (60.0%) percent of the Registrable Securities then outstanding (the “Initiating Holders”) that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities, then the Company shall, within five (5) business days of the receipt thereof, give written notice of such request to the remaining Holders (the “Remaining Holders”), which shall include a requirement that each Remaining Holder must opt-in to the demand registration within twenty (20) days of the receipt of such notice, and subject to the limitations of this Section 2.2, file and cause to be declared effective by the SEC as soon as practicable a registration statement under the Securities Act covering all Registrable Securities that the Holders request to be registered.

(b)           If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.2 and the Company shall include such information in the written notice referred to in Section 2.2(a), provided the choice of the underwriter shall be made by the Company, subject to the approval of the Holders, which shall not be unreasonably withheld.  In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein.  All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Initiating Holders.  Notwithstanding any other provision of this Section 2.2, if the underwriter advises the Company that marketing factors require a limitation of the number of Registrable Securities then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders).  Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

(c)           The Company shall not be required to effect a registration pursuant to this Section 2.2:

(i)            after the Company has effected one (1) registration pursuant to this Section 2.2, and such registration has been declared or ordered effective; or

(ii)           if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2.2, a resolution of the Board stating that in the good faith judgment of the Board it would be seriously detrimental to the Company and its shareholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than sixty (60) days after receipt of the request of the Initiating Holders; provided, however, that such right to delay a request shall be exercised by the Company not more than twice in any twelve (12) month period.

(d)           Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities so requested to be registered pursuant to this Section 2.2 as soon as practicable after receipt of the request or requests of the Holders.  Registrations effected pursuant to this Section 2.2 shall not be counted as registrations effected pursuant to Section 2.3.

(e)           The Company shall maintain the effectiveness of a registration of Registrable Securities effected pursuant to this Section 2.2 continuously up to the second anniversary of the IPO, except for such interruptions as may be reasonably required to update and thereby maintain the effectiveness of the relevant registration statement (in each case, a “Maintenance Update”), which Maintenance Update the Company shall use its best efforts to effect as soon as practicable. Subject to the exception set forth in the following sentence, if the Initiating Holders exercise, their right pursuant to this Section 2.2 on or before the first anniversary of the IPO, then the Company shall not allow any other shares to be covered by a filed registration statement for a period of ninety (90) days (the “VOC Period”) following the effectiveness of the registration statement filed by the Company pursuant to this Section 2.2.  Notwithstanding the foregoing, the Company will be entitled to issue shares and to register its securities during any portion of the VOC Period, and in the event of any other such registration, the VOC Period shall be tolled until the sale or resale of the additional registered shares is completed.  Additionally, during any Maintenance Update, the VOC Period also shall be tolled.

(f)            No securities other than the Registrable Securities shall be included in any registration statement effected pursuant to this Section 2.2.

(g)           With respect to any registration statement effected pursuant to this Section 2.2, each Holder shall be entitled to receive as promptly as practicable all SEC correspondence and, in any event, the Company shall use its best efforts to respond to all comments with ten business days of receipt thereof.

(h)           The Company shall not grant any registration rights to third parties inconsistent with those granted in Sections 2.2 and 2.3 of this Agreement.

2.3          Piggyback Registrations.  (a)  Following the IPO, the Company shall notify all Holders of Registrable Securities in writing at least twenty (20) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding Special Registration Statements) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder.  Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within twenty (20) days after the above-described notice from the Company, so notify the Company in writing.  Such notice shall state the intended method of disposition of the Registrable Securities by such Holder.  If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(b)           Underwriting.  (i)  If the registration statement under which the Company gives notice under this Section 2.3 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities.  In such event, the right of any such Holder to be included in a registration pursuant to this Section 2.3 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein.  All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company.  Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the holders of Common Stock that initiated the filing of such registration statement, if any; third, to the Holders and any shareholders with rights that are pari passu to the rights of the Holders on a pro rata basis based on the total number of Registrable Securities held by the Holders and Common Stock held by such shareholders; and fourth, to any other shareholder of the Company (other than a Holder) on a pro rata basis.

(ii)           If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement.

Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.  For any Holder which is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “Holder,” and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Holder,” as defined in this sentence.

(c)           Right to Terminate Registration.  (i)  The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.  The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.5 hereof.

(d)           Registrations effected pursuant to this Section 2.3 shall not be counted as a demand for registration effected pursuant to Section 2.2.

2.4          Expenses of Registration.  Except as specifically provided herein, all Registration Expenses incurred in connection with each registration, qualification or compliance pursuant to Section 2.2 or each registration under Section 2.3 herein shall be borne by the Company.  All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered.  Notwithstanding the foregoing, the Company shall not be required to pay for Registration Expenses of any registration proceeding begun pursuant to Section 2.2, the request of which has been subsequently withdrawn by the Initiating Holders, unless the withdrawal is based upon material adverse information concerning the Company of which the Initiating Holders were not aware at the time of such request.  If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares of Common Stock for which registration was requested; if the Company is required to pay the Registration Expenses of a withdrawn offering pursuant to the preceding sentence, then the Holders shall not forfeit their rights pursuant to Section 2.2 to a demand registration.

2.5          Obligations of the Company.  Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a)           prepare and, after a request or demand (as the case may be) for registration has been given to the Company, file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective; provided, that the Company may discontinue any registration of its securities which is being effected pursuant to Section 2.3 at any time prior to the effective date of the registration statement;

(b)           prepare and file with the Commission such amendments and supplements to any registration statement referred to in clause (i) of this Section 2.5 and the prospectus used in connection therewith as may be necessary, except as provided in Section 2.2(e), to keep such registration statement effective for a period of at least one hundred eighty (180) days and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided, that before filing a registration statement or prospectus, or any amendments or supplements thereto, the Company will furnish to one counsel selected by the Holders holding at least sixty (60.0%) percent of the Registrable Securities covered by such registration statement to represent all Holders of Registrable Securities covered by such registration statement, copies of all documents proposed to be filed, which documents will be subject to the review of such counsel;

(c)           if such Registrable Securities have not been registered under Section 12 of the Exchange Act, prepare and, in any event within 40 days after a request for registration has been given to the Company, file with the Commission a registration statement with respect to such Registrable Securities under the Exchange Act and use its best efforts to cause such registration statement to become effective; provided, that the Company may discontinue any registration of its securities which is being effected pursuant to Section 2.3 at any time prior to the effective date of the registration statement;

(d)           furnish to each seller of such Registrable Securities such number of copies of any registration statement referred to in clause (a) of this Section 2.5 and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), and any other prospectus filed under Rule 424 under the Securities Act in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request;

(e)           use its best efforts to register or qualify such Registrable Securities covered by any registration statement referred to in clause (a) of this Section 2.5 under such other securities or blue sky laws of such jurisdictions as each seller of such Registrable Securities shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this clause (e), it would not be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

(f)            use its best efforts to cause such Registrable Securities covered by a registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

(g)           cause representatives of the Company to participate in any “road show” or “road shows” reasonably requested by any underwriter of an underwritten or “best efforts” offering of any Registrable Securities;

(h)           notify each seller of any such Registrable Securities covered by a registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the Company’s becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the sellers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(i)            otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable (but not more than eighteen months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

(j)            enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions as sellers of a majority of such Registrable Securities or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

(k)           obtain a “cold comfort” letter or letters from the Company’s independent public accountants in customary form and covering matters of the type customarily covered by “cold comfort” letters as the seller or sellers of a majority of such Registrable Securities shall reasonably request;

(l)            obtain an opinion of counsel for the Company in customary form and covering matters of the type customarily covered in opinions of issuer’s counsel as the seller or sellers of a majority of such Registrable Securities shall reasonably request; and

(m)          make available for inspection by any seller of such Registrable Securities covered by a registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

2.6          Termination of Registration Rights.  A Holder’s registration rights shall expire upon the second anniversary of the Company’s IPO.

2.7          Furnishing Information.  It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.2 or 2.3 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

2.8          Indemnification.  In the event any Registrable Securities are included in a registration statement under Section 2.2 or Section 2.3:

(a)           To the fullest extent permitted by law, the Company will indemnify and hold harmless each Transferor and each Holder, the partners, officers and directors of each Transferor and each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Transferor or Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (each, a “Violation”) by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will pay as incurred to each such Transferor or Holder, or partner, officer, director, underwriter or controlling person of such Transferor or Holder for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the Company shall not be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Transferor or Holder, or partner, officer, director, underwriter or controlling person of such Transferor or Holder.

(b)           To the fullest extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder’s partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will pay as incurred any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that in no event shall any indemnity under this Section 2.8 exceed the net proceeds from the offering received by such Holder.

(c)           Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8 except to the extent that the indemnifying party has been materially prejudiced.

(d)           If the indemnification provided for in this Section 2.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations.  The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

(e)           The obligations of the Company and Holders under this Section 2.8 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this agreement.  No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

2.9          Assignment of Registration Rights.  The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a transferee or assignee of Registrable Securities which (a) is an Affiliate of the Holder, (b) is a subsidiary, parent, general partner, limited partner, retired partner, member or retired member of a Holder, or any officer or director of any thereof, (c) if such Holder is an individual is (i) a lineal descendant or spouse (or to any of their respective descendants) or a trust established for the benefit of such lineal descendant or spouse (or any of their respective descendants) or the Holder or (ii) a corporation, partnership or other entity in which such Holder, and/or one or more lineal descendants or spouse (or any of their respective descendants) of such Holder are the direct or indirect and beneficial owners of all or substantially all of the equity interests or (d) is a transferee of at least twenty five percent (25%) of the assigning Holder’s holding of Registrable Securities on the date hereof; provided, however, (i) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

2.10        “Market Stand-Off” Agreement. (a) Each Holder hereby agrees that such Holder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale of any Common Stock (or other securities) of the Company held by such Holder for a period specified by the representative of the underwriters of Common Stock of the Company not to exceed one hundred eighty (180) days following the effective date of the registration statement registering Common Stock in the IPO, or, except to the extent included therein, a registration statement of the Company filed under the Securities Act pursuant to Section 2.2; provided, that all officers and directors of the Company and holders of at least one percent (1%) of the Company’s voting securities enter into similar agreements.

(b)           The Company hereby agrees that it will cause its officers and directors and holders of at least one percent (1%) of its voting securities not to sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by such officers and directors and holders of at least one percent (1%) of its voting securities for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of the IPO or a registration statement of the Company filed under the Securities Act pursuant to Section 2.2.

2.11        Rule 144 Reporting.  With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to:

(a)           Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the IPO;

(b)           To use its best efforts to file with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

(c)           To use its best efforts to so long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request:  a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

SECTION 3.                            STANDSTILL COVENANT

3.1          Standstill.  If Holders exercise their demand registration right pursuant to Section 2.2 hereof, then Investor, each Transferor and any Affiliate of each such entity (collectively, the “Investor Group”), for a period of three (3) years following the date of the Demand Notice, will not hold, directly or indirectly, in the aggregate, securities of the Company in excess of Investor’s percentage ownership of the Company immediately following the IPO.

SECTION 4.         VOTING.

4.1          Election of Directors.  For a period from the date hereof until the second annual meeting of the shareholders of the Company following the date hereof (the “Designation Period”), on all matters relating to the appointment of board observers and the election and removal of directors of the Company, Wexford and Investor agree to vote their respective shares of Common Stock (or cause the holders thereof to consent pursuant to an action by written consent of the holders of capital stock of the Company) as follows:

(a)           During the Designation Period, Investor shall be entitled to designate one observer to the Board of Directors of the Company.  Such Board observer shall be entitled to contemporaneous receipt of information provided to members of the Board of Directors.

(b)           In lieu of the right to designate a Board observer contained in the preceding sub-section, during the Designation Period, Investor may designate one person to the Board of Directors (the “Investor Designee”).  In the event that Investor exercises its right to designate the Investor Designee, then (i) Investor’s right to designate one Board observer will terminate (such observer’s information rights will not expire until the Investor Designee is elected to the Board of Directors), and (ii) Wexford will, and will cause each of its Affiliates, and each non-public transferee of shares of Common Stock held by Wexford or its Affiliates, to vote its shares of Common Stock for such Investor Designee.

(c)           Notwithstanding the foregoing, in the event that the Investor Group’s equity ownership of the Company falls below ten percent (10%) of the issued and outstanding shares of the Company, then, each of (i) Investor’s right to designate a Board observer pursuant to Section 4.1(a), and (ii) the voting agreement contained in Section 4.1(b), shall terminate immediately, and Investor shall cause the Investor Designee, if any, to resign from the Board.

SECTION 5.                            MISCELLANEOUS.

5.1          Survival.  The representations, warranties, covenants, and agreements made herein shall survive any investigation made by any Holder and the closing of the transactions contemplated hereby.  All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

5.2          Successors and Assigns.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors or legal representatives of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time and who has become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement (“Permitted Assigns”); provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.  The schedules to this Agreement shall be amended accordingly to reflect Permitted Assigns and Holders.

5.3          Entire Agreement.  This Agreement and all schedules and exhibits attached hereto, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof, and supercedes any prior or contemporaneous understanding or agreements between or among any of them, with respect to the subject matter hereof, and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

5.4          Third Party Beneficiaries.  This Agreement is for the sole benefit of the parties hereto and not for the benefit of any third party.

5.5          Severability.  In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

5.6          Amendment and Waiver.

(a)           Except as otherwise expressly provided, this Agreement may be amended or modified only upon the written consent of the Company and Holders holding at least sixty (60.0%) percent of the Registrable Securities then outstanding.

(b)           Except as otherwise expressly provided, the obligations of the Company and the rights of the Holders under this Agreement may be waived only with the written consent of Holders holding at least sixty (60.0%) percent of the Registrable Securities then outstanding.

(c)           For the purposes of determining the number of Holders entitled to vote or exercise any rights hereunder, the Company shall be entitled to rely solely on the list of record holders of its stock as maintained by or on behalf of the Company.

5.7          Delays or Omissions.  It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any Holder, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring.  It is further agreed that any waiver, permit, consent, or approval of any kind or character on any Holder’s part of any breach, default or noncompliance under the Agreement or any waiver on such Holder’s part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing.  All remedies, either under this Agreement, by law, or otherwise afforded to Holders, shall be cumulative and not alternative.

5.8          Notices.  All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be delivered by hand or sent by telecopy or sent, postage prepaid, by registered, certified or express mail or reputable overnight courier service and shall be deemed given when so delivered by hand or telecopied (together with confirmation of transmission) or, if mailed, upon receipt (one business day after mailing in the case of express mail or overnight courier service), as follows:

If to the Company:

Cavan Maritime Limited
c/o Wexford Capital LLC
411 West Putnam Avenue
Greenwich, CT 06839
Attention:  Frederick Simon
Facsimile:  (203) 862-7311

and

Cavan Maritime Limited

c/o Wexford Capital LLC

411 West Putnam Avenue

Greenwich, CT 06839

Attention:  Arthur Amron

Facsimile:  (203) 862-7312

with a copy to:

Reitler Brown & Rosenblatt LLC

800 Third Avenue, 21st Floor

New York, New York  10022

Attention:  Edward G. Reitler, Esq.

Facsimile:  (212) 371-5500

If to Investor:

P.O. Box CB-13048

Dockendale House

West Bay Street

Nassau, Bahamas

Facsimile: 242 322 4280

If to a Transferor:

For Colas and Clipper Bulk:

P.O. Box CB-13048

Dockendale House

West Bay Street

Nassau, Bahamas

Facsimile: 242 322 4280

For Vanguard:

c/o VOC Shipping N.V.

1, Berg Arrarat

P.O. Box 3889

Curacao, Netherlands Antilles

Facsimile: 5999 461 4129

In each case with a copy to:

VOC Bulk Shipping U.S.A., Inc.

Five Stamford Landing

78 Southfield Avenue

Stamford, Connecticut 06902

Attention:  President

Facsimile:  1 203 965-7850

and

Watson, Farley & Williams (New York) LLP

100 Park Avenue

New York, New York  10017

Attention:  Leo Chang, Esq.

Facsimile:  (212) 922-1512

or to such other address or facsimile number as the party to whom notice is to be given may have furnished to the other parties in writing in accordance herewith.

5.9          Attorneys’ Fees.  In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

5.10        Titles and Subtitles.  The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

5.11        Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument

5.12        Governing Law.  All matters relating to the interpretation, construction, validity and enforcement of this Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely within such State without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of laws of any jurisdiction other than the State of New York.

5.13        CONSENT TO JURISDICTION.  EACH OF THE PARTIES HERETO IRREVOCABLY SUBMITS TO THE CO-EXCLUSIVE JURISDICTION OF (I) THE SUPREME COURT OF THE STATE OF NEW YORK, NEW YORK COUNTY AND (II) THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.  EACH PARTY HERETO FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENTS BY UNITED STATES REGISTERED MAIL TO SUCH PARTY’S RESPECTIVE ADDRESS FOR NOTICES SET FORTH IN SECTION 5.8 SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY ACTION, SUIT OR PROCEEDING IN NEW YORK WITH RESPECT TO ANY MATTERS TO WHICH IT HAS SUBMITTED TO JURISDICTION IN THIS SECTION 5.13.  EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN (A) THE SUPREME COURT OF THE STATE OF NEW YORK, NEW YORK COUNTY AND (B) THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND HEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

5.14        WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT.  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT HE OR IT AND THE OTHER PARTIES HERETO HAVE BEEN

INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.14.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties hereto have executed this INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

THE COMPANY

CAVAN MARITIME LIMITED

By:
Name:
Title:

INVESTOR:

VOC INVEST, LTD.
BY:

By:
Name:
Title:

FOR PURPOSES OF SECTION 3 ONLY:

TRANSFERORS:

VANGUARD ULTRAMAX LLC
BY:

By:
Name:
Title:

COLAS ORCHID LTD.
BY:

By:
Name:
Title:

INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

CLIPPER BULK SHIPPING LTD.
BY:

By:
Name:
Title:

FOR PURPOSE OF SECTION 4 ONLY:

WEXFORD CAPITAL LLC

By:
Name:
Title:

INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE